Exhibit 32




                   Certification pursuant to 18 U.S.C.   1350,
           as enacted by Section 906 of the Sarbanes-Oxley Act of 2002
           -----------------------------------------------------------

     In connection with the Quarterly Report on Form 10-Q for the quarter ended October 1, 2004 of The GSI Group, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. 1350, as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     /s/  Russell  C.  Mello
Russell  C.  Mello
Chief  Executive  Officer



     /s/  Ann  Montgomery
Ann  Montgomery
Vice  President  of  Finance
Principal  Accounting  Officer,